SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

===========================================================================


                                FORM 8-K/A

                              AMENDMENT NO. 1
                                    TO
                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): July 1, 1996




                       VALLEY RIDGE FINANCIAL CORP.
          (Exact Name of Registrant as Specified in its Charter)




                                 MICHIGAN
                       (State or Other Jurisdiction
                             of Incorporation)

                   333-00724                          38-2888214
           (Commission File Number)                 (IRS Employer
                                                Identification Number)

              6 NORTH MAIN STREET
              KENT CITY, MICHIGAN                       49330
   (Address of Principal Executive Offices)            (Zip Code)



    Registrant's Telephone Number, Including Area Code:  (616) 678-5911

===========================================================================







          This amendment is filed pursuant to the provisions of paragraphs
(a) (4) and (b) (2) of Item 7 of Form 8-K.

          The undersigned registrant hereby amends Item 7, Financial Statements, PRO FORMA Financial Information and Exhibits, of its Current Report on Form 8-K dated July 15, 1996 (the "Form 8-K"), as set forth in the following pages.

          Pursuant to paragraphs (a) (4) and (b) (2) of Item 7 of Form 8-K,
Item 7 of the Form 8-K is hereby amended to file certain of the financial statements and PRO FORMA financial information required to be filed in connection with the Merger reported in Item 2 of the Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following financial statements of Community Bank Corporation are filed as part of this report:

               (i) The Audited Consolidated Financial Statements of Community Bank Corporation included under the caption "COMMUNITY BANK CORPORATION -- Audited Consolidated Financial Statements" on pages 87 through 115, inclusive, of the Form S-4 Registration Statement of Valley Ridge Financial Corp. (Registration Statement No. 333-00724) filed with the Commission on May 8, 1996, are here incorporated by reference, which include:

                    (A) Independent Auditors' Report of Gavigan Burkhart Freeman & Co., P.L.L.C. dated January 17, 1995;

                    (B) Consolidated Balance Sheets at December 31, 1995 and 1994;

                    (C) Consolidated Statements of Earnings for the years ended December 31, 1995, 1994 and 1993;

                    (D) Consolidated Statements of Shareholders' Equity for the years ended December 31, 1995, 1994 and 1993;

                    (E) Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993; and

                    (F)  Notes to Consolidated Financial Statements.






                                      -2-
               (ii) Interim financial statements (unaudited) for Community Bank Corporation as of June 30, 1996 as follows:

                    (A)  Interim Balance Sheet at June 30, 1996;

                    (B) Interim Statements of Income for the six-month periods ended June 30, 1996 and 1995; and

                    (C) Interim Statements of Cash Flows for the six-month periods ended June 30, 1996 and 1995.

          (b) PRO FORMA FINANCIAL INFORMATION. The following PRO FORMA financial statements of Valley Ridge Financial Corp. are filed as part of this report:

               (i) The PRO FORMA Condensed Combined Financial Statements of Valley Ridge Financial Corp. included under the caption "THE MERGER -- PRO FORMA Condensed Combined Financial Statements" on pages 28 through 33, inclusive, of the Form S-4 Registration Statement of Valley Ridge Financial Corp. (Registration Statement No. 333-00724) filed with the Commission on May 8, 1996, are here incorporated by reference, which include:

                    (A) Introduction to PRO FORMA Condensed Combined Financial Statements;

                    (B) PRO FORMA Condensed Consolidated Balance Sheet at December 31, 1995;

                    (C) PRO FORMA Consolidated Income Statements for the years ended December 31, 1995, 1994 and 1993; and

                    (D) Notes to PRO FORMA Condensed Combined Financial Statements.

               (ii) Interim PRO FORMA financial statements for Valley Ridge Financial Corp. as follows:

                    (A) PRO FORMA Condensed Consolidated Balance Sheet at June 30, 1996; and

                    (B) PRO FORMA Consolidated Statements of Income for the six-month periods ended June 30, 1996 and 1995.








                                      -3-
          (c) EXHIBITS. The following exhibits are furnished with or incorporated by reference into this Current Report:

          EXHIBIT NO.              DOCUMENT

             2.1 Agreement and Plan of Merger between Community Bank Corporation and Valley Ridge Financial Corp. dated as of September 15, 1995. Included as Appendix A to the Prospectus and Proxy Statement filed as part of the Form S-4 Registration Statement of Valley Ridge Financial Corp. (Registration Statement No. 333-00724) on May 8, 1996; here incorporated by reference.





































                                      -4-
                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VALLEY RIDGE FINANCIAL CORP.


Date: September 11, 1996           By /S/ RICHARD L. EDGAR
                                      Richard L. Edgar
                                      President and Chief
                                      Executive Officer






































                                      -5-

                        COMMUNITY BANK CORPORATION
                           INTERIM BALANCE SHEET
                               June 30, 1996
                                 UNAUDITED
________________________________________________________________________________

ASSETS
  Cash and due from banks                                          $ 2,132,969
  Federal funds sold                                                 1,350,000
    Total cash and cash equivalents                                  3,482,969

  Securities available for sale                                      1,510,215
  Other securities - Federal Reserve stock and Federal
    Home Loan Bank stock                                               213,550

  Total loans                                                       19,385,065
  Allowance for loan losses                                           (253,278)
                                                                    19,131,787

  Premises and equipment - net                                         886,001
  Accrued interest receivable                                          344,070
  Other assets                                                          74,347

    Total assets                                                   $25,642,939

LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits
    Noninterest-bearing                                            $ 3,574,636
    Interest-bearing                                                19,459,062
                                                                    23,033,698
  Accrued interest payable                                              76,130
  Other liabilities                                                    129,106
    Total liabilities                                               23,238,934

Stockholders' equity
  Common stock, no par value:  200,000 shares
    authorized; 76,424 shares outstanding                              849,077
  Retained earnings                                                  1,552,028
  Net unrealized gain on securities available for sale,
    net of tax of ($2,500)                                               2,900
    Total stockholders' equity                                       2,404,005

      Total liabilities and stockholders' equity                   $25,642,939




                                      -6-

                        COMMUNITY BANK CORPORATION
                       INTERIM STATEMENTS OF INCOME
                         Six months ended June 30
                                 UNAUDITED
___________________________________________________________________________

                                                               1996                1995
Interest income
  Loans, including fees                                     $1,011,508          $  957,523
  Federal funds sold                                            41,587              35,423
  Investment securities
     Taxable                                                    63,764              83,243
     Nontaxable                                                 18,373              11,777
                                                             1,135,232           1,087,966

Interest expense
  Deposits                                                     361,674             332,600
  Other                                                         24,379                 737
                                                               386,053             333,337

NET INTEREST INCOME                                            749,179             754,629

Provision for loan losses                                       31,200              31,200

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES            717,979             723,429

Other income
  Service charges                                              111,108             109,380
  Other                                                          7,188               6,549
                                                               118,296             115,929
Other expense
  Salaries and benefits                                        275,804             267,940
  Occupancy                                                     46,463              39,153
  Furniture and fixtures                                        43,493              43,893
  FDIC insurance premium                                         1,500              24,533
  Supplies                                                      24,025              25,247
  Other                                                        193,833             173,049
                                                               585,118             573,815

INCOME BEFORE FEDERAL INCOME TAX                               251,157             265,543

Federal income tax expense                                      94,000              91,000

NET INCOME                                                  $  157,157          $  174,543

Earnings per common share                                   $     2.06          $     2.28

                                      -7-

                        COMMUNITY BANK CORPORATION
                     INTERIM STATEMENTS OF CASH FLOWS
                         Six months ended June 30
                                 UNAUDITED
___________________________________________________________________________

                                                                      1996                 1995
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                       $   157,157          $   174,543
 Adjustments to reconcile net income
   to net cash from operating activities
   Depreciation                                                        27,924               26,848
   Amortization of investment premiums, net                             8,316                8,316
   Provision for loan losses                                           31,200               31,200
   Gain on sale of securities                                                                 (400)
   Deferred taxes                                                       2,500                  100
   Net change in:
     Accrued interest receivable                                      (55,671)             (32,444)
     Other assets                                                       4,742               25,676
     Accrued expenses and other liabilities                           (78,092)              58,250
      Net cash from operating activities                               98,076              292,089

CASH FLOWS FROM INVESTING ACTIVITIES
 Net change in loans                                                 (206,211)          (1,097,284)
 Proceeds from:
   Sales of securities available for sale                                                  500,400
   Maturities of securities available for sale                      1,300,000
   Maturities of securities held to maturity                                               500,000
 Purchase of:
   Federal Home Loan Bank stock                                       (16,100)             (72,600)
   Premises and equipment, net                                         (2,540)             (11,597)
     Net cash provided by (used in) investing activities            1,075,149             (181,081)

CASH FLOWS FROM FINANCING ACTIVITIES
 Net increase (decrease) in deposits                               (2,335,459)             945,081
 Payment of federal funds purchased                                                       (100,000)
 Payment on Federal Home Loan
   Bank advance                                                      (800,000)
 Dividends paid                                                       (26,748)             (13,375)
 Net change in long-term debt                                                               (9,000)
   Net cash provided by (used in) financing activities             (3,162,207)             822,706

Net change in cash and cash equivalents                            (1,988,982)             933,714
Cash and cash equivalents at beginning of period                    5,471,951            1,860,391
 Cash and cash equivalents at end of period                       $ 3,482,969          $ 2,794,105



                                      -8-
Supplemental disclosures of cash flow information
 Cash paid during the period for
   Interest                                                       $   386,797          $   304,103
   Income taxes                                                       205,069               69,483














































                                      -9-

                       VALLEY RIDGE FINANCIAL CORP.
              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                               June 30, 1996
               (Dollars in thousands, except per share data)
                                 UNAUDITED
___________________________________________________________________________

                                                                   COMMUNITY
                                                  VALLEY RIDGE        BANK           PRO FORMA        PRO FORMA
                                                 FINANCIAL CORP.      CORP.         ADJUSTMENTS       COMBINED
ASSETS
  Cash and due from banks                           $ 4,470          $ 2,133          $               $  6,603
  Federal funds sold                                  3,200            1,350                             4,550
    Total cash and cash equivalents                   7,670            3,483                            11,153

  Securities available for sale                      14,659            1,510                            16,169
  Other securities                                      623              214                               837

  Total loans                                        60,958           19,385                            80,343
  Less allowance for loan losses                       (947)            (253)                           (1,200)
    Net loans                                        60,011           19,132                            79,143
  Premises and equipment, net                         1,392              886                             2,278
  Accrued interest receivable                           672              344                             1,016
  Other assets                                        1,490               74                             1,564

    Total assets                                    $86,517          $25,643          $               $112,160

LIABILITIES AND STOCKHOLDERS'
 EQUITY
  Deposits
    Noninterest-bearing                             $ 9,562          $ 3,575          $               $ 13,137
    Interest-bearing                                 62,193           19,459                            81,652
      Total deposits                                 71,755           23,034                            94,789
  Federal funds and repurchase agreements               453                                                453
  Other borrowings                                    5,000                                              5,000
  Accrued interest payable and other
    liabilities                                         422              205                               627

    Total liabilities                                77,630           23,239                           100,869

Stockholders' equity
  Common stock                                        3,739              849            368              4,956
  Surplus                                             1,751                            (368)             1,383
  Retained earnings                                   3,250            1,552                             4,802
  Net unrealized gain on securities
    available for sale                                  147                3                               150


                                      -10-
    Total stockholders' equity                        8,887            2,404                            11,291

      Total liabilities and stockholders'
        equity                                      $86,517          $25,643          $               $112,160














































                                      -11-

                       VALLEY RIDGE FINANCIAL CORP.
                  PRO FORMA CONSOLIDATED INCOME STATEMENT
                  For the six months ended June 30, 1996
               (Dollars in thousands, except per share data)
                                 UNAUDITED
___________________________________________________________________________

                                                                                COMMUNITY
                                                             VALLEY RIDGE         BANK            PRO FORMA
                                                            FINANCIAL CORP.    CORPORATION        COMBINED
INTEREST INCOME
 Loans, including fees                                         $  2,842          $ 1,012          $  3,854
 Investment and mortgage backed securities
   Taxable                                                          161               63               224
   Non-taxable                                                      306               18               324
 Federal funds sold                                                  79               42               121
   Total interest income                                          3,388            1,135             4,523

INTEREST EXPENSE
 Deposits                                                         1,221              362             1,583
 Other                                                              146               24               170
   Total interest expense                                         1,367              386             1,753

NET INTEREST INCOME                                               2,021              749             2,770

Provision for loan losses                                            60               31                91

Net interest income after provision for loan losses               1,961              718             2,679

Other income                                                        414              118               532

Other expense                                                     1,806              585             2,391

Income before income tax                                            569              251               820

Income taxes                                                        112               94               206

Net income                                                     $    457          $   157          $    614

Earnings per common share                                      $   1.22          $  2.06          $   1.24

Weighted average shares outstanding                             373,543           76,424           495,269





                                      -12-

                       VALLEY RIDGE FINANCIAL CORP.
                  PRO FORMA CONSOLIDATED INCOME STATEMENT
                  For the six months ended June 30, 1995
               (Dollars in thousands, except per share data)
                                 UNAUDITED
___________________________________________________________________________

                                                                                 COMMUNITY
                                                             VALLEY RIDGE          BANK           PRO FORMA
                                                            FINANCIAL CORP.     CORPORATION       COMBINED
INTEREST INCOME
 Loans, including fees                                         $  2,714          $   958          $  3,672
 Investment and mortgage backed securities
   Taxable                                                          190               83               273
   Non-taxable                                                      236               12               248
 Federal funds sold                                                  51               35                86
   Total interest income                                          3,191            1,088             4,279

INTEREST EXPENSE
 Deposits                                                         1,282              332             1,614
 Other                                                               34                1                35
   Total interest expense                                         1,316              333             1,649

NET INTEREST INCOME                                               1,875              755             2,630

Provision for loan losses                                            55               31                86

Net interest income after provision for loan losses               1,820              724             2,544

Other income                                                        335              116               451

Other expense                                                     1,666              574             2,240

Income before income tax                                            489              266               755

Income taxes                                                         98               91               189

Net income                                                     $    391          $   175          $    566

Earnings per common share                                      $   1.05          $  2.28          $   1.14

Weighted average shares outstanding                             372,724           76,424           494,450





                                      -13-
                               EXHIBIT INDEX

     EXHIBIT NO.                        DOCUMENT

        2.1 Agreement and Plan of Merger between Community Bank Corporation and Valley Ridge Financial Corp. dated as of September 15, 1995. Included as Appendix A to the Prospectus and Proxy Statement filed as part of the Form S-4 Registration Statement of Valley Ridge Financial Corp. (Registration Statement No. 333-00724) on May 8, 1996; here incorporated by reference.








































                                      -14-